Exhibit 99.2

The PMI Group, Inc.

Third Quarter 2010

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2010

THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2010

Notes to Financial Results and Statistical Information:

(1)

For the quarter and nine months ended September 30, 2010, the Company’s equity in losses from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests. For the quarter and nine months ended September 30, 2009, the Company’s equity in losses from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests.

(2)

Effective January 1, 2008, The PMI Group, Inc. adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures and the fair value option outlined in FASB ASC Topic 825 Financial Instruments. The Company elected to adopt the fair value option for certain corporate debt on the adoption date.

(3)

Due to the net losses in the quarter and nine months ended September 30, 2010 and 2009, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(4)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. (“MIC”), PMI Mortgage Assurance Co. (“PMAC”), formerly Commercial Loan Insurance Co., and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are reported in equity in earnings from unconsolidated subsidiaries. Effective January 1, 2010, PMAC was merged into the U.S. Mortgage Insurance Operations segment.

(5)

International Operations segment includes PMI Europe and PMI Canada as continuing operations and results from PMI Australia and PMI Asia which are reported as discontinued operations for all periods presented due to their sale in 2008.

(6)

Effective December 31, 2009, the Company combined its Corporate and Other and Financial Guaranty segments into Corporate and Other segment for all periods presented. For the quarter and nine months ended September 30, 2010, the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC (which the Company sold in July 2010) and RAM Re. For the twelve months and year ended December 31, 2009 the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of WMAC, equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008.

(7)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(8)

On April 30, 2010, MIC issued a surplus note for a face value of $261 million to the Company and on May 5, 2010, MIC issued a second surplus note for a face value of $24 million to the Company, for a total of $285 million.

(9)	The Company ceased writing pool insurance business effective February 1, 2008.

(10)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we began adjusting pool risk in force to appropriately reflect the effect of loan repayments on risk limits. Further beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(11)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(12)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(13)

The statutory risk-to-capital ratio is for MIC only. As of March 31, 2009, the Company began adjusting its statutory risk-to-capital ratio based on recent regulatory clarification to exclude delinquent risk in force for which a loss reserve has been established.

(14)	The excess minimum policyholders’ position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for MIC only.

(15)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(16)

The Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented. Included in Ceded claims, supplemental and other are amounts recovered from captive trust accounts due to the termination of captive agreements.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior period’s information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor and Media Relations Contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$139,357	$167,362	$443,723	$521,932

Revenues
Premiums earned	$139,831	$176,572	$451,047	$546,266
Net gain from credit default swaps	2,249	9,248	4,429	24,007
Net investment income	13,637	25,980	64,186	89,701
Equity in losses from unconsolidated subsidiaries (1)	(3,059)	(4,377)	(11,386)	(8,215)
Net realized investment gains	83,151	11,921	90,981	29,262
Change in fair value of certain debt instruments (2)	(5,125)	3,125	(93,625)	(17,478)
Other income	2,209	13	4,437	2,328

Total revenues	232,893	222,482	510,069	665,871

Losses and expenses
Losses and loss adjustment expenses	314,784	336,778	986,098	1,200,566
Amortization of deferred policy acquisition costs	4,637	4,151	12,676	11,249
Other underwriting and operating expenses	31,420	34,569	93,186	114,342
Interest expense	13,393	9,338	35,163	32,921

Total losses and expenses	364,234	384,836	1,127,123	1,359,078

Loss from continuing operations before income taxes	(131,341)	(162,354)	(617,054)	(693,207)
Income tax expense (benefit) from continuing operations	149,762	(74,434)	(28,404)	(267,399)

Loss from continuing operations	(281,103)	(87,920)	(588,650)	(425,808)
Loss from discontinued operations, net of taxes	—	(5,312)	—	(5,335)

Net loss	$(281,103)	$(93,232)	$(588,650)	$(431,143)

Diluted loss from continuing operations per share	$(1.74)	$(1.06)	$(4.64)	$(5.18)
Diluted loss from discontinued operations per share	—	(0.07)	—	(0.06)

Diluted net loss per share	$(1.74)	$(1.13)	$(4.64)	$(5.24)

Share data:
Basic weighted average common shares outstanding	161,161	82,549	126,930	82,230
Stock options and other dilutive components (3)	—	—	—	—

Diluted weighted average common shares outstanding (3)	161,161	82,549	126,930	82,230

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2010	December 31, 2009	September 30, 2009
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,062,726	$2,355,188	$2,603,291
Equity securities:
Common	26,562	29,090	21,822
Preferred	126,276	186,023	186,733
Short term investments	462	2,232	2,215

Total investments	$2,216,026	$2,572,533	$2,814,061
Cash and cash equivalents	1,098,940	686,891	844,265
Investments in unconsolidated subsidiaries	132,064	139,775	147,024
Reinsurance recoverables	522,116	703,550	659,356
Deferred policy acquisition costs	46,115	41,289	42,266
Property, equipment and software, net of accumulated depreciation and amortization	89,176	101,893	107,886
Deferred tax assets	142,000	178,623	110,701
Other assets	366,683	216,963	213,403

Total assets	$4,613,120	$4,641,517	$4,938,962

Liabilities
Reserve for losses and loss adjustment expenses	$3,015,166	$3,253,820	$3,175,027
Unearned premiums	63,490	72,089	87,088
Debt	588,453	389,991	417,757
Other liabilities	284,147	198,530	275,982

Total liabilities	3,951,256	3,914,430	3,955,854
Shareholders’ equity
Common stock	1,971	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	590,503	660,486	888,307
Accumulated other comprehensive income, net of deferred taxes	69,390	65,408	93,608

Total shareholders’ equity	661,864	727,087	983,108

Total liabilities and shareholders’ equity	$4,613,120	$4,641,517	$4,938,962

Basic shares issued and outstanding	161,162	82,580	82,573

Book value per share	$4.11	$8.80	$11.91

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Three Months Ended September 30, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$139,045	$312	$—	$139,357

Revenues
Premiums earned	$138,586	$1,245	$—	$139,831
Net gain from credit default swaps	—	2,249	—	2,249
Net investment income (loss)	15,522	(2,032)	147	13,637
Equity in losses from unconsolidated subsidiaries (1)	(2,912)	—	(147)	(3,059)
Net realized investment gains	82,487	664	—	83,151
Change in fair value of certain debt instruments (2)	—	—	(5,125)	(5,125)
Other income	2,208	1	—	2,209

Total revenues (expenses)	235,891	2,127	(5,125)	232,893

Losses and expenses
Losses and loss adjustment expensee	317,071	(2,287)	—	314,784
Amortization of deferred policy acquisition costs	4,637	—	—	4,637
Other underwriting and operating expenses	26,074	1,126	4,220	31,420
Interest expense	3,193	—	10,200	13,393

Total losses and expenses	350,975	(1,161)	14,420	364,234

(Loss) income from continuing operations before income taxes	(115,084)	3,288	(19,545)	(131,341)
Income tax expense from continuing operations	136,470	641	12,651	149,762

Net (loss) income	$(251,554)	$2,647	$(32,196)	$(281,103)

Loss ratio (7)	228.8%
Expense ratio (7)	22.1%
Combined ratio	250.9%

	Three Months Ended September 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$167,443	$(80)	$(1)	$167,362

Revenues
Premiums earned	$173,537	$3,031	$4	$176,572
Net gain from credit default swaps	—	9,248	—	9,248
Net investment income (loss)	26,478	(849)	351	25,980
Equity in losses from unconsolidated subsidiaries (1)	(4,268)	—	(109)	(4,377)
Net realized investment gains (losses)	11,828	94	(1)	11,921
Change in fair value of certain debt instruments (2)	—	—	3,125	3,125
Other income	1	7	5	13

Total revenues	207,576	11,531	3,375	222,482

Losses and expenses
Losses and loss adjustment expenses	334,593	2,185	—	336,778
Amortization of deferred policy acquisition costs	3,837	314	—	4,151
Other underwriting and operating expenses	30,437	2,073	2,059	34,569
Interest expense	12	—	9,326	9,338

Total losses and expenses	368,879	4,572	11,385	384,836

(Loss) income from continuing operations before income taxes	(161,303)	6,959	(8,010)	(162,354)
Income tax benefit from continuing operations	(50,683)	(20,431)	(3,320)	(74,434)

(Loss) income from continuing operations	(110,620)	27,390	(4,690)	(87,920)
Loss from discontinued operations, net of taxes	—	(5,312)	—	(5,312)

Net (loss) income	$(110,620)	$22,078	$(4,690)	$(93,232)

Loss ratio (7)	192.8%
Expense ratio (7)	20.5%
Combined ratio	213.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Nine Months Ended September 30, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$442,476	$1,247	$—	$443,723

Revenues
Premiums earned	$447,165	$3,882	$—	$451,047
Net gain from credit default swaps	—	4,429	—	4,429
Net investment income	61,885	1,893	408	64,186
Equity in losses from unconsolidated subsidiaries (1)	(11,057)	—	(329)	(11,386)
Net realized investment gains	89,656	1,049	276	90,981
Change in fair value of certain debt instruments (2)	—	—	(93,625)	(93,625)
Other income	4,433	4	—	4,437

Total revenues (expenses)	592,082	11,257	(93,270)	510,069

Losses and expenses
Losses and loss adjustment expenses	988,264	(2,166)	—	986,098
Amortization of deferred policy acquisition costs	12,676	—	—	12,676
Other underwriting and operating expenses	81,550	4,195	7,441	93,186
Interest expense	5,442	—	29,721	35,163

Total losses and expenses	1,087,932	2,029	37,162	1,127,123

(Loss) income from continuing operations before income taxes	(495,850)	9,228	(130,432)	(617,054)
Income tax (benefit) expense from continuing operations	(6,878)	1,941	(23,467)	(28,404)

Net (loss) income	$(488,972)	$7,287	$(106,965)	$(588,650)

Loss ratio (7)	221.0%
Expense ratio (7)	21.3%
Combined ratio	242.3%

	Nine Months Ended September 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$521,958	$(30)	$4	$521,932

Revenues
Premiums earned	$537,329	$8,918	$19	$546,266
Net gain from credit default swaps	—	24,007	—	24,007
Net investment income	83,177	3,471	3,053	89,701
Equity in losses from unconsolidated subsidiaries (1)	(7,783)	—	(432)	(8,215)
Net realized investment gains (losses)	31,223	(1,942)	(19)	29,262
Change in fair value of certain debt instruments (2)	—	—	(17,478)	(17,478)
Other (loss) income	(37)	(14)	2,379	2,328

Total revenues (expenses)	643,909	34,440	(12,478)	665,871

Losses and expenses
Losses and loss adjustment expenses	1,191,268	9,298	—	1,200,566
Amortization of deferred policy acquisition costs	10,294	955	—	11,249
Other underwriting and operating expenses	96,738	8,773	8,831	114,342
Interest expense	44	—	32,877	32,921

Total losses and expenses	1,298,344	19,026	41,708	1,359,078

(Loss) income from continuing operations before income taxes	(654,435)	15,414	(54,186)	(693,207)
Income tax benefit from continuing operations	(240,472)	(5,254)	(21,673)	(267,399)

(Loss) income from continuing operations	(413,963)	20,668	(32,513)	(425,808)
Loss from discontinued operations, net of taxes	—	(5,335)	—	(5,335)

Net (loss) income	$(413,963)	$15,333	$(32,513)	$(431,143)

Loss ratio (7)	221.7%
Expense ratio (7)	20.5%
Combined ratio	242.2%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	September 30, 2010 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,943,073	$117,693	$1,960	$2,062,726
Equity securities:
Common	26,562	—	—	26,562
Preferred	126,276	—	—	126,276
Short term investments	438	24	—	462

Total investments	$2,096,349	$117,717	$1,960	$2,216,026
Cash and cash equivalents	947,281	71,208	80,451	1,098,940
Investments in unconsolidated subsidiaries	117,545	—	14,519	132,064
Reinsurance recoverables	522,116	—	—	522,116
Deferred policy acquisition costs	46,115	—	—	46,115
Property, equipment and software, net of accumulated depreciation and amortization	25,891	3	63,282	89,176
Deferred tax assets	95,137	7,051	39,812	142,000
Other assets	353,087	7,108	6,488	366,683

Total assets	$4,203,521	$203,087	$206,512	$4,613,120

Liabilities
Reserve for losses and loss adjustment expenses	$2,982,512	$32,654	$—	$3,015,166
Unearned premiums	56,327	7,163	—	63,490
Debt (8)	285,000	—	303,453	588,453
Other liabilities	266,189	13,934	4,024	284,147

Total liabilities	3,590,028	53,751	307,477	3,951,256

Shareholders’ equity (deficit)	613,493	149,336	(100,965)	661,864

Total liabilities and shareholders’ equity	$4,203,521	$203,087	$206,512	$4,613,120

	December 31, 2009 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,195,750	$143,599	$15,839	$2,355,188
Equity securities:
Common	29,090	—	—	29,090
Preferred	186,023	—	—	186,023
Short term investments	999	23	1,210	2,232

Total investments	$2,411,862	$143,622	17,049	$2,572,533
Cash and cash equivalents	567,821	47,353	71,717	686,891
Investments in unconsolidated subsidiaries	124,826	—	14,949	139,775
Reinsurance recoverables	703,550	—	—	703,550
Deferred policy acquisition costs	41,289	—	—	41,289
Property, equipment and software, net of accumulated depreciation and amortization	35,606	27	66,260	101,893
Deferred tax assets	126,992	2,529	49,102	178,623
Other assets	196,529	9,226	11,208	216,963

Total assets	$4,208,475	$202,757	$230,285	$4,641,517

Liabilities
Reserve for losses and loss adjustment expenses	$3,213,735	$40,085	$—	$3,253,820
Unearned premiums	61,758	10,328	3	72,089
Debt	—	—	389,991	389,991
Other liabilities (assets)	172,070	34,763	(8,303)	198,530

Total liabilities	3,447,563	85,176	381,691	3,914,430

Shareholders’ equity (deficit)	760,912	117,581	(151,406)	727,087

Total liabilities and shareholders’ equity	$4,208,475	$202,757	$230,285	$4,641,517

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) RESULTS OF OPERATIONS

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)				(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Direct premiums written, net of refunds	$169,949	$175,813	$193,413	$539,175	$199,088	$205,364	$210,647	$224,059	$839,158
Ceded premiums, net of assumed	(30,904)	(31,855)	(33,940)	(96,699)	(35,664)	(37,921)	(40,427)	(39,764)	(153,776)

Net premiums written	139,045	143,958	159,473	442,476	163,424	167,443	170,220	184,295	685,382
Change in unearned premiums	(459)	4,458	690	4,689	5,187	6,094	7,958	1,319	20,558

Premiums earned	$138,586	$148,416	$160,163	$447,165	$168,611	$173,537	$178,178	$185,614	$705,940
Net investment income	15,522	21,330	25,033	61,885	27,553	26,478	28,929	27,770	110,730
Equity in losses from unconsolidated subsidiaries (1)	(2,912)	(3,856)	(4,289)	(11,057)	(3,669)	(4,268)	(1,221)	(2,294)	(11,452)
Net realized investment gains (losses)	82,487	(1)	7,170	89,656	9,004	11,828	23,663	(4,268)	40,227
Other income (loss)	2,208	2,225	—	4,433	(1)	1	12	(50)	(38)

Total revenues	235,891	168,114	188,077	592,082	201,498	207,576	229,561	206,772	845,407

Losses and expenses
Losses and loss adjustment expenses	317,071	321,120	350,073	988,264	549,423	334,593	476,829	379,846	1,740,691
Amortization of deferred policy acquisition costs	4,637	4,163	3,876	12,676	4,944	3,837	3,432	3,025	15,238
Other underwriting and operating expenses	26,074	25,440	30,036	81,550	31,359	30,437	32,781	33,520	128,097
Interest expense	3,193	2,175	74	5,442	11	12	16	16	55

Total losses and expenses	350,975	352,898	384,059	1,087,932	585,737	368,879	513,058	416,407	1,884,081

Loss before income taxes	(115,084)	(184,784)	(195,982)	(495,850)	(384,239)	(161,303)	(283,497)	(209,635)	(1,038,674)
Income tax expense (benefit)	136,470	(69,149)	(74,199)	(6,878)	(142,254)	(50,683)	(107,720)	(82,069)	(382,726)

Net loss	$(251,554)	$(115,635)	$(121,783)	$(488,972)	$(241,985)	$(110,620)	$(175,777)	$(127,566)	$(655,948)

Loss ratio (7)	228.8%	216.4%	218.6%	221.0%	325.9%	192.8%	267.6%	204.6%	246.6%
Expense ratio (7)	22.1%	20.6%	21.3%	21.3%	22.2%	20.5%	21.3%	19.8%	20.9%
Combined ratio	250.9%	237.0%	239.9%	242.3%	348.1%	213.3%	288.9%	224.4%	267.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) BALANCE SHEETS

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)			(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,943,073	$2,055,974	$1,940,169	$2,195,750	$2,441,616	$2,044,222	$1,917,378
Equity securities:
Common	26,562	28,877	31,840	29,090	21,822	11,679	3,303
Preferred	126,276	163,823	172,776	186,023	186,733	177,762	158,994
Short term investments	438	1,117	1,610	999	999	996	981

Total investments	$2,096,349	$2,249,791	$2,146,395	$2,411,862	$2,651,170	$2,234,659	$2,080,656
Cash and cash equivalents	947,281	879,292	772,382	567,821	698,833	1,075,108	1,058,306
Investments in unconsolidated subsidiaries	117,545	117,858	120,391	124,826	132,025	132,271	134,646
Reinsurance recoverables	522,116	613,646	666,298	703,550	659,356	602,318	549,369
Deferred policy acquisition costs	46,115	44,519	42,642	41,289	40,677	38,895	37,034
Property, equipment and software, net of accumulated depreciation and amortization	25,891	28,775	31,829	35,606	40,567	45,535	51,191
Deferred tax assets	95,137	223,552	157,466	126,992	74,069	208,853	205,307
Other assets	353,087	342,700	270,521	196,529	218,874	146,850	157,117

Total assets	$4,203,521	$4,500,133	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

Liabilities
Reserve for losses and loss adjustment expenses	$2,982,512	$3,079,764	$3,255,561	$3,213,735	$3,138,261	$3,185,488	$2,854,797
Unearned premiums	56,327	56,150	60,816	61,758	67,286	73,786	86,480
Debt (8)	285,000	285,000	—	—	—	—	—
Other liabilities	266,189	195,522	223,909	172,070	277,730	166,532	206,623

Total liabilities	3,590,028	3,616,436	3,540,286	3,447,563	3,483,277	3,425,806	3,147,900

Shareholders’ equity	613,493	883,697	667,638	760,912	1,032,294	1,058,683	1,125,726

Total liabilities and shareholders’ equity	$4,203,521	$4,500,133	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in millions)				(Dollars in millions)
New Insurance Written (9)
Flow insurance written	$2,004	$1,567	$964	$4,535	$969	$1,176	$2,001	$4,847	$8,993
Structured insurance written	—	—	—	—	—	—	—	1	1

Primary new insurance written	$2,004	$1,567	$964	$4,535	$969	$1,176	$2,001	$4,848	$8,994

Primary new risk written	$468	$374	$214	$1,056	$207	$253	$426	$1,034	$1,920
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%	0%	0%	0%
95.01% to 97% LTV’s	0%	0%	0%	0%	0%	0%	0%	1%	1%
90.01% to 95% LTV’s	30%	29%	26%	29%	27%	29%	29%	30%	29%
85.01% to 90% LTV’s	52%	54%	55%	53%	56%	54%	51%	48%	50%
85% and below	18%	17%	19%	18%	17%	17%	20%	21%	20%
Less than A quality loans	0%	0%	0%	0%	0%	0%	0%	0%	0%
Alt-A loans	0%	0%	0%	0%	0%	0%	0%	0%	0%
Interest only loans	0%	0%	0%	0%	0%	0%	0%	0%	0%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	0%	0%	0%	0%
Monthlies	72%	79%	84%	77%	87%	88%	89%	89%	88%
Refinances	37%	20%	33%	30%	24%	29%	49%	54%	46%
Structured transactions	0%	0%	0%	0%	0%	0%	0%	0%	0%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary IIF subject to captive reinsurance arrangements	44.1%	44.8%	45.6%	44.1%	45.9%	46.5%	46.9%	47.5%	45.9%
Percentage of primary RIF subject to captive reinsurance arrangements	45.2%	45.8%	46.6%	45.2%	46.9%	47.5%	47.8%	48.3%	46.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

2010	2009
9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
(Dollars in millions, except loan size)	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$91,219	$93,453	$95,539	$98,135	$100,745	$103,367	$106,352
Structured transactions	13,345	14,118	14,731	15,559	16,187	16,852	17,545

Total	$104,564	$107,571	$110,270	$113,694	$116,932	$120,219	$123,897

Primary risk in force
Flow	$22,444	$22,999	$23,510	$24,138	$24,794	$25,458	$26,237
Structured transactions	3,124	3,305	3,447	3,656	3,805	3,963	4,129

Total	$25,568	$26,304	$26,957	$27,794	$28,599	$29,421	$30,366

Pool risk in force (10)	$624	$828	$884	$1,073	$1,292	$1,579	$1,869
Primary risk in force - credit score distribution
Flow
620 or above	94.7%	94.5%	94.4%	94.4%	94.4%	94.3%	94.3%
619-575	4.2%	4.3%	4.4%	4.4%	4.4%	4.5%	4.5%
574 or below	1.1%	1.2%	1.2%	1.2%	1.2%	1.2%	1.2%
Structured transactions
620 or above	84.8%	85.0%	85.2%	85.7%	85.8%	85.9%	86.0%
619-575	9.5%	9.4%	9.3%	9.0%	9.0%	8.9%	8.8%
574 or below	5.7%	5.6%	5.5%	5.3%	5.2%	5.2%	5.2%
Total
620 or above	93.4%	93.4%	93.3%	93.3%	93.2%	93.1%	93.1%
619-575	4.9%	4.9%	5.0%	5.0%	5.0%	5.1%	5.1%
574 or below	1.7%	1.7%	1.7%	1.7%	1.8%	1.8%	1.8%
Primary average loan size (in thousands)
Flow	$162.3	$162.0	$161.6	$161.9	$161.9	$161.8	$161.6
Structured transactions	$156.7	$158.3	$158.7	$156.9	$157.5	$158.1	$158.9
Total	$161.5	$161.5	$161.2	$161.2	$161.3	$161.2	$161.2
Loss severity (11) - primary (quarterly)
Flow	85.9%	87.7%	85.4%	94.2%	94.2%	75.7%	83.6%
Structured transactions	84.3%	74.2%	60.0%	89.1%	87.9%	63.9%	85.9%
Total	85.6%	85.1%	77.4%	93.0%	92.7%	72.2%	84.3%
Persistency (12)
Primary persistency rate	84.7%	85.6%	84.9%	84.3%	83.8%	82.3%	82.5%
Risk-to-capital ratio (13)	17.2 to 1	(A)	15.8 to 1	26.6 to 1	22.1 to 1	16.9 to 1	19.6 to 1	18.7 to 1
Minimum policyholders’ position (14) excess (deficit)	$332.1	(A)	$415.5	$(57.4)	$63.9	$307.2	$185.3	$246.6

(A)	Preliminary.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

		9/30/2010		12/31/2009		9/30/2009
		Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
		(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 2000		$359	1.4%	$502	1.8%	$531	1.9%
2000		85	0.3%	105	0.4%	109	0.4%
2001		300	1.2%	359	1.3%	377	1.3%
2002		660	2.6%	773	2.8%	820	2.9%
2003		1,821	7.1%	2,119	7.6%	2,221	7.8%
2004		2,064	8.1%	2,321	8.4%	2,417	8.4%
2005		3,019	11.8%	3,448	12.4%	3,582	12.5%
2006		3,787	14.8%	4,374	15.7%	4,559	15.9%
2007		6,990	27.4%	7,787	28.0%	8,019	28.0%
2008		3,764	14.7%	4,183	15.0%	4,318	15.1%
2009		1,692	6.6%	1,823	6.6%	1,646	5.8%
2010		1,027	4.0%	—	0.0%	—	0.0%

Total		$25,568		$27,794		$28,599

		9/30/2010		12/31/2009		9/30/2010
		% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 9/30/10 RIF)
Florida		9.7%	40.4%	10.1%	41.1%	10.1%	38.2%
Texas		7.9%	11.6%	7.5%	13.0%	7.4%	11.7%
California		7.4%	31.6%	7.7%	36.7%	7.7%	34.3%
Illinois		5.2%	24.5%	5.2%	25.0%	5.2%	22.1%
Georgia		4.7%	21.2%	4.7%	23.2%	4.7%	20.7%
New York		4.0%	20.0%	4.0%	18.5%	4.0%	16.2%
Ohio		3.9%	17.0%	3.9%	18.0%	3.8%	16.7%
Pennsylvania		3.5%	15.3%	3.4%	15.5%	3.4%	14.0%
New Jersey		3.3%	24.9%	3.3%	24.1%	3.2%	21.6%
Washington		3.3%	17.3%	3.2%	16.5%	3.2%	14.4%

	2010			2009
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	19.9%	20.2%	20.4%	20.4%	20.5%	20.6%	20.8%
95.01% to 97% LTV’s	4.0%	4.0%	4.0%	4.0%	4.1%	4.1%	4.1%
90.01% to 95% LTV’s	30.8%	30.6%	30.5%	30.5%	30.4%	30.3%	30.2%
85.01% to 90% LTV’s	38.4%	38.2%	38.1%	38.1%	38.0%	37.9%	37.8%
85% and below	6.9%	7.0%	7.0%	7.0%	7.0%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.6%	6.7%	6.7%	6.8%	6.8%	6.8%	6.9%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.7%	1.7%	1.7%	1.8%	1.8%	1.8%
Alt-A Loans:
With FICO scores of 660 and above	13.7%	14.2%	14.6%	14.8%	15.0%	15.3%	15.7%
With FICO scores below 660 and above 619	2.0%	2.1%	2.2%	2.2%	2.3%	2.3%	2.3%

Total Alt-A Loans	15.7%	16.3%	16.8%	17.0%	17.3%	17.6%	18.0%
ARMs (B)	8.3%	8.7%	9.1%	9.3%	9.5%	9.7%	9.9%
Interest Only (C)	10.1%	10.5%	10.8%	10.9%	11.0%	11.1%	11.3%
Payment Option ARMs	2.7%	2.8%	3.0%	3.1%	3.1%	3.2%	3.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 0.5% and 0.1% of RIF are subject to initial payment adjustment in 2010 and 2011, respectively.

(C)	Approximately 95.5% and 50.0% of interest only loans written in 2009 and the first nine months of 2010, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2010								2009
	9/30/2010		6/30/2010		3/31/2010		Total (15)		12/31/2009		9/30/2009		6/30/2009		3/31/2009		Total (15)
	(Dollars in millions, except claim size)								(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	647,319		666,204		683,888		647,319		705,417		725,029		745,551		768,441		705,417
Loans in default by payment status:
2 - 3 payments in default	28,922	22%	28,835	21%	30,922	21%	28,922	22%	36,246	24%	37,810	27%	35,861	28%	36,657	31%	36,246	24%
4 - 11 payments in default	42,592	32%	50,246	36%	59,669	41%	42,592	32%	63,971	42%	61,800	44%	59,072	47%	56,009	48%	63,971	42%
12 payments or more in default	60,377	46%	59,350	43%	56,657	38%	60,377	46%	50,708	34%	41,651	29%	31,498	25%	24,837	21%	50,708	34%

Primary loans in default	131,891	100%	138,431	100%	147,248	100%	131,891	100%	150,925	100%	141,261	100%	126,431	100%	117,503	100%	150,925	100%
Primary default rate	20.37%		20.78%		21.53%		20.37%		21.40%		19.48%		16.96%		15.29%		21.40%
Flow only default rate	19.21%		19.66%		20.41%		19.21%		20.18%		18.26%		15.81%		14.14%		20.18%
Structured transactions only default rate	28.08%		28.03%		28.64%		28.08%		28.80%		26.87%		23.83%		22.16%		28.80%
Pool default rate	15.40%		15.20%		16.46%		15.40%		22.30%		20.86%		19.46%		17.69%		22.30%
Primary default rates by loan type
Alt-A loans	41.27%		42.41%		43.85%		41.27%		43.92%		41.28%		37.52%		34.79%		43.92%
Less than A quality loans	37.38%		37.56%		38.86%		37.38%		40.78%		37.96%		33.61%		30.94%		40.78%
Above 97s	26.32%		26.87%		28.07%		26.32%		28.71%		26.03%		22.36%		19.85%		28.71%
ARMs (excluding 2/28 Hybrid ARMs)	41.65%		41.97%		42.33%		41.65%		42.96%		40.50%		37.32%		35.09%		42.96%
2/28 Hybrid ARMs	53.50%		50.14%		51.32%		53.50%		54.29%		52.87%		50.41%		49.95%		54.29%
Payment option ARMs	52.60%		53.24%		53.71%		52.60%		53.09%		50.75%		47.01%		43.78%		53.09%
Interest Only	41.97%		42.78%		44.30%		41.97%		43.82%		40.78%		36.49%		33.41%		43.82%
Primary Delinquent Roll Forward
Beginning delinquent inventory	138,431		147,248		150,925		150,925		141,261		126,431		117,503		109,580		109,580
Plus: New notices	29,715		28,597		34,268		92,580		37,835		41,359		38,007		43,307		160,508
Less: Cures	(25,998)		(28,008)		(29,565)		(83,571)		(20,775)		(20,390)		(22,100)		(28,697)		(91,962)
Less: Paids (A)	(9,079)		(8,284)		(6,892)		(24,255)		(5,924)		(4,192)		(4,888)		(4,429)		(19,433)
Less: Rescissions	(1,178)		(1,122)		(1,488)		(3,788)		(1,472)		(1,947)		(2,091)		(2,258)		(7,768)

Ending delinquent inventory	131,891		138,431		147,248		131,891		150,925		141,261		126,431		117,503		150,925
Claims paid
Primary claims paid - flow	$335.6		$311.3		$226.2		$873.1		$204.6		$144.6		$129.8		$136.7		$615.7
Primary claims paid - structured transactions	68.8		62.2		74.2		205.2		61.9		43.7		47.3		65.3		218.2
Ceded claims, supplemental and other (16)	(140.9)		(98.6)		(64.0)		(303.5)		(56.2)		(29.8)		(21.8)		(21.3)		(129.1)

Total primary claims paid	263.5		274.9		236.4		774.8		210.3		158.5		155.3		180.7		704.8
Total pool and other	45.2		156.9		21.4		223.5		293.5		268.8		31.0		25.9		619.2

Total claims paid	308.7		431.8		257.8		998.3		503.8		427.3		186.3		206.6		1,324.0
Loss adjustment expenses	14.0		12.5		13.2		39.7		14.3		11.6		12.8		9.6		48.3

Total claims paid including loss adjustment expenses	$322.7		$444.3		$271.0		$1,038.0		$518.1		$438.9		$199.1		$216.2		$1,372.3
Average primary claim size (in thousands)	$30.2		$33.2		$34.3		$32.4		$36.1		$37.8		$31.8		$40.8		$36.4

(A)	Claims paid are net of claim reversals and reinstatements.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2010			2009
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in millions)			(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$3,079.8	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8	$2,624.5
Reinsurance recoverables	(613.6)	(666.3)	(703.6)	(659.4)	(602.3)	(549.4)	(482.7)

Net balance at beginning of the period	2,466.2	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4	2,141.8
Loss and LAE incurred (principally with respect to defaults occurring in):
Current year	199.7	215.5	291.0	432.8	375.2	374.1	370.6
Prior years	117.4	105.6	59.1	116.6	(40.6)	102.7	9.2

Total incurred	317.1	321.1	350.1	549.4	334.6	476.8	379.8
Loss and LAE payments (principally with respect to defaults occurring in):
Current year	(10.8)	1.1	(3.3)	(180.9)	(121.2)	(4.3)	(2.6)
Prior years	(312.1)	(445.3)	(267.6)	(337.3)	(317.7)	(194.7)	(213.6)

Total payments	(322.9)	(444.2)	(270.9)	(518.2)	(438.9)	(199.0)	(216.2)
Net ending balance	2,460.4	2,466.2	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4
Reinsurance recoverables (A)	522.1	613.6	666.3	703.6	659.4	602.3	549.4

Ending reserves for losses and LAE	$2,982.5	$3,079.8	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8

		9/30/2010	6/30/2010	3/31/2010	12/31/2009	12/31/2008	12/31/2007
		(Dollars in thousands)			(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior		$141,318	$151,551	$134,792	$135,572	$137,136	$117,987
2003		146,150	149,975	148,989	144,066	118,672	87,713
2004		218,244	210,403	210,246	194,421	166,420	119,017
2005		408,774	415,380	469,236	450,343	406,224	238,077
2006		696,973	723,599	817,561	850,322	774,871	345,918
2007		1,104,729	1,156,070	1,209,226	1,214,096	928,065	224,368
2008		256,938	264,564	259,131	220,657	93,116	—
2009		9,260	8,165	6,380	4,258	—	—
2010		126	56	—	—	—	—

Total Loss Reserves		$2,982,512	$3,079,763	$3,255,561	$3,213,735	$2,624,504	$1,133,080

	9/30/2010		6/30/2010		3/31/2010		12/31/2009		9/30/2009
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	131,891	$2,803.9	138,431	$2,896.3	147,248	$2,924.4	150,925	$2,931.1	141,261	$2,694.4
Pool insurance (10) (B)	15,970	158.0	17,640	162.7	25,336	310.4	51,104	261.8	52,158	421.2
Surety (C)	—	20.6	—	20.8	—	20.8	—	20.8	—	22.7

Total	147,861	$2,982.5	156,071	$3,079.8	172,584	$3,255.6	202,029	$3,213.7	193,419	$3,138.3

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Pool insurance as of September 30, 2010 excludes 55 contracts resulting in the termination of $183.7 million risk in force in the third quarter of 2010. Pool insurance as of June 30, 2010 excludes 12 contracts resulting in the termination of $72.7 million risk in force in the second quarter of 2010. Pool insurance as of March 31, 2010 excludes 32 contracts representing 26,103 delinquencies associated with restructurings resulting in the termination of $212.9 million risk in force in the first quarter of 2010.

(C)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total (15)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)
	(Dollars in millions, except claims paid and claim size)				(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$669	$530	$304	$1,503	$321	$489	$1,052	$1,630	$3,492
Primary insurance in force	$21,092	$21,351	$21,578	$21,092	$21,952	$22,315	$22,645	$22,665	$21,952
Primary risk in force	$5,153	$5,217	$5,263	$5,153	$5,350	$5,444	$5,533	$5,569	$5,350
Policies in force	130,217	132,225	133,886	130,217	136,519	139,073	141,448	142,541	136,519
Primary loans in default	7,367	7,282	7,168	7,367	7,315	6,479	5,550	4,480	7,315
Primary default rate	5.66%	5.51%	5.35%	5.66%	5.36%	4.66%	3.92%	3.14%	5.36%
Persistency	86.3%	87.0%	85.6%	86.3%	83.9%	83.9%	84.1%	84.7%	83.9%
Primary claims paid (in thousands)	$40,161	$28,299	$20,463	$88,923	$16,036	$15,159	$12,857	$10,703	$54,755
Number of primary claims paid	849	586	470	1,905	384	345	294	235	1,258
Average primary claim size (in thousands)	$47.3	$48.3	$43.5	$46.7	$41.8	$43.9	$43.7	$45.5	$43.5

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (5) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums earned	$1,245	$1,235	$1,402	$3,882	$1,962	$3,031	$3,415	$2,472	$10,880
Net gains from credit default swaps	2,249	462	1,718	4,429	7,574	9,248	7,003	7,756	31,581
Net investment (loss) income	(2,032)	2,400	1,525	1,893	1,603	(849)	(540)	4,860	5,074
Net realized investment gains (losses)	664	122	263	1,049	(795)	94	(271)	(1,765)	(2,737)
Other income (loss)	1	(3)	6	4	1	7	14	(35)	(13)

Total revenues	2,127	4,216	4,914	11,257	10,345	11,531	9,621	13,288	44,785

Losses and expenses
Losses and loss adjustment expenses	(2,287)	(631)	752	(2,166)	6,766	2,185	4,012	3,101	16,064
Amortization of deferred policy acquisition costs	—	—	—	—	1,588	314	321	320	2,543
Other underwriting and operating expenses	1,126	1,269	1,800	4,195	2,308	2,073	3,909	2,791	11,081

Total losses and expenses	(1,161)	638	2,552	2,029	10,662	4,572	8,242	6,212	29,688

Income (loss) from continuing operations before income taxes	3,288	3,578	2,362	9,228	(317)	6,959	1,379	7,076	15,097
Income tax expense (benefit) from continuing operations	641	(1,045)	2,345	1,941	2,609	(20,431)	14,831	346	(2,645)

Income (loss) from continuing operations	2,647	4,623	17	7,287	(2,926)	27,390	(13,452)	6,730	17,742
(Loss) gain on sale from discontinued operations, net of taxes	—	—	—	—	—	(5,312)	7	(30)	(5,335)

Net income (loss)	$2,647	$4,623	$17	$7,287	$(2,926)	$22,078	$(13,445)	$6,700	$12,407

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$117,717	$127,262	$150,633	$143,622	$145,628	$124,312	$97,521
Cash and cash equivalents	71,208	46,588	35,793	47,353	75,941	103,065	134,011
Deferred policy acquisition costs	—	—	—	—	1,589	1,823	2,027
Property, equipment and software, net of accumulated depreciation and amortization	3	6	16	27	38	52	688
Deferred tax assets (liabilities)	7,051	6,710	3,034	2,529	4,591	(14,256)	3,429
Other assets	7,108	13,480	9,602	9,226	7,814	9,958	7,191

Total assets	$203,087	$194,046	$199,078	$202,757	$235,601	$224,954	$244,867

Liabilities
Reserve for losses and loss adjustment expenses	$32,654	$33,178	$38,182	$40,085	$36,766	$49,884	$61,065
Unearned premiums	7,163	7,358	9,050	10,328	19,797	21,946	24,522
Other liabilities	13,934	14,584	32,438	34,763	58,908	64,217	64,623

Total liabilities	53,751	55,120	79,670	85,176	115,471	136,047	150,210

Shareholders’ equity	149,336	138,926	119,408	117,581	120,130	88,907	94,657

Total liabilities and shareholders’ equity	$203,087	$194,046	$199,078	$202,757	$235,601	$224,954	$244,867

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands, unless otherwise noted)				(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$312	$347	$603	$1,262	$(7,268)	$(80)	$(496)	$546	$(7,298)

Revenues
Premiums earned	$1,019	$1,082	$1,270	$3,371	$1,765	$2,904	$3,262	$2,373	$10,304
Net gains from credit default swaps	2,249	462	1,718	4,429	7,574	9,248	7,003	7,756	31,581
Net investment (loss) income	(2,103)	2,322	1,428	1,647	1,359	(758)	(375)	4,673	4,899
Net realized investment gains (losses)	664	(25)	415	1,054	(560)	100	66	(1,314)	(1,708)

Total revenues	1,829	3,841	4,831	10,501	10,138	11,494	9,956	13,488	45,076

Losses and expenses
Losses and loss adjustment expenses	(2,556)	(731)	439	(2,848)	5,429	1,950	3,814	2,943	14,136
Amortization of deferred policy acquisition costs	—	—	—	—	1,409	279	283	298	2,269
Other underwriting and operating expenses	1,066	1,003	1,538	3,607	2,069	1,836	3,685	2,436	10,026

Total losses and expenses	(1,490)	272	1,977	759	8,907	4,065	7,782	5,677	26,431

Income before income taxes	3,319	3,569	2,854	9,742	1,231	7,429	2,174	7,811	18,645
Income tax expense (benefit)	642	(1,045)	2,345	1,942	2,608	(20,430)	16,284	346	(1,192)

Net income (loss)	$2,677	$4,614	$509	$7,800	$(1,377)	$27,859	$(14,110)	$7,465	$19,837

Net income (loss) (Euros in thousands)	€2,069	€3,490	€368	€5,927	€(1,295)	€20,494	€(10,693)	€5,715	€14,221

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$100,282	$110,100	$132,829	$129,355	$131,439	$110,107	$96,586
Cash and cash equivalents	70,362	45,472	34,569	42,695	70,751	100,102	117,336
Deferred policy acquisition costs	—	—	—	—	1,412	1,627	1,811
Property, equipment and software, net of accumulated depreciation and amortization	3	6	16	27	38	52	688
Other assets (liabilities)	12,104	18,273	10,775	11,269	11,763	(8,462)	10,581

Total assets	$182,751	$173,851	$178,189	$183,346	$215,403	$203,426	$227,002

Liabilities
Reserve for losses and loss adjustment expenses	$30,902	$31,268	$36,120	$38,315	$35,874	$49,281	$60,637
Unearned premiums	6,575	6,568	8,052	9,234	18,497	20,629	23,167
Other liabilities	13,572	14,393	32,130	34,462	58,584	61,981	64,220

Total liabilities	51,049	52,229	76,302	82,011	112,955	131,891	148,024

Shareholders’ equity	131,702	121,622	101,887	101,335	102,448	71,535	78,978

Total liabilities and shareholders’ equity	$182,751	$173,851	$178,189	$183,346	$215,403	$203,426	$227,002

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total (15)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)
	(U.S. dollars in millions, except claims paid)				(U.S. dollars in millions, except claims paid)
Insurance in force	$8,544	$8,534	$9,350	$8,544	$14,071	$36,289	$39,196	$41,552	$14,071
Risk in force	$1,999	$1,889	$2,092	$1,999	$4,876	$5,252	$6,812	$6,611	$4,876
Claims paid including credit default swaps (in thousands)	$1,859	$2,441	$2,474	$6,774	$4,023	$18,675	$19,676	$23,570	$65,944

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010				2009
	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)				(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$—	$(1)	$—	$5	$4

Revenues
Premiums earned	$—	$—	$—	$—	$2	$4	$7	$8	$21
Net investment income	147	131	130	408	309	351	727	1,975	3,362
Equity in losses from unconsolidated subsidiaries	(147)	(61)	(121)	(329)	(135)	(109)	(171)	(152)	(567)
Net realized investment income (losses)	—	276	—	276	—	(1)	—	(18)	(19)
Change in fair value of certain debt instruments (2)	(5,125)	(47,687)	(40,813)	(93,625)	34,000	3,125	(39,079)	18,476	16,522
Other income	—	—	—	—	—	5	105	2,269	2,379

Total (expenses) revenues	(5,125)	(47,341)	(40,804)	(93,270)	34,176	3,375	(38,411)	22,558	21,698

Losses and expenses
Other underwriting and operating expenses	4,220	1,198	2,023	7,441	7,202	2,059	3,062	3,710	16,033
Interest expense	10,200	10,072	9,449	29,721	10,081	9,326	11,715	11,836	42,958

Total losses and expenses	14,420	11,270	11,472	37,162	17,283	11,385	14,777	15,546	58,991

(Loss) income before income taxes	(19,545)	(58,611)	(52,276)	(130,432)	16,893	(8,010)	(53,188)	7,012	(37,293)
Income tax expense (benefit)	12,651	(19,063)	(17,055)	(23,467)	165	(3,320)	(19,790)	1,437	(21,508)

Net (loss) income	$(32,196)	$(39,548)	$(35,221)	$(106,965)	$16,728	$(4,690)	$(33,398)	$5,575	$(15,785)

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)			(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,960	$1,906	$2,054	$15,839	$16,053	$15,606	$117,718
Equity securities: common	—	—	288	—	—	—	—
Short term investments	—	—	—	1,210	1,210	1,300	1,300

Total investments	$1,960	$1,906	$2,342	$17,049	$17,263	$16,906	$119,018
Cash and cash equivalents	80,451	95,961	50,956	71,717	69,491	86,798	135,952
Investments in unconsolidated subsidiaries	14,519	14,812	14,850	14,949	14,999	15,064	15,170
Property, equipment and software, net of accumulated depreciation and amortization	63,282	64,269	65,260	66,260	67,281	67,962	69,062
Deferred tax assets	39,812	52,506	69,159	49,102	32,041	29,038	16,872
Other assets (liabilities)	6,488	9,476	1,497	11,208	(13,285)	21,109	21,358

Total assets	$206,512	$238,930	$204,064	$230,285	$187,790	$236,877	$377,432

Liabilities
Unearned premiums	—	$—	$—	$3	$5	$9	$16
Debt	303,453	303,043	424,570	389,991	417,757	427,116	457,054
Other liabilities (assets)	4,024	4,220	(10,887)	(8,303)	(60,656)	(22,651)	(22,268)

Total liabilities	307,477	307,263	413,683	381,691	357,106	404,474	434,802

Shareholders’ deficit	(100,965)	(68,333)	(209,619)	(151,406)	(169,316)	(167,597)	(57,370)

Total liabilities and shareholders’ deficit	$206,512	$238,930	$204,064	$230,285	$187,790	$236,877	$377,432